MOMENTIVE
performance materials
The science behind the solutions.

HEXION™
Specialty Chemicals

September 13, 2010 Creating a Global Leader in Specialty Chemicals and Materials Exhibit 99.2

Forward-Looking Statements
Certain statements in this presentation, including but not limited to those made under the caption “Outlook” are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, our management may from time to time make oral forward-looking statements. All statements, other than statements of historical fact, could be forward-
looking statements.  Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,”
“estimate,” “will” or “intend” or similar expressions. Forward-looking statements reflect our current expectations and assumptions regarding our businesses, the economy and other future events and conditions, and are based on currently available financial economic and competitive data and current business plans. Actual results could vary materially depending on risks and uncertainties that may affect operations, markets, services, prices and other factors as discussed in the most recent Annual
Report on Form 10-K and the other filings made by Hexion Specialty Chemicals, Inc. (“Hexion”) and Momentive Performance
Materials Inc. (“Momentive”) with the Securities and Exchange Commission (SEC).  We caution you against relying on any forward-looking statements as they are neither statements of historical fact nor guarantees of future performance.
• Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional or global economic, competitive and regulatory factors including, but not limited to, the current credit crises and global economic downturn,  interruptions in the supply of or increased pricing of raw materials due to natural disasters, pricing actions by our competitors that could affect our operating margins, changes in governmental regulations involving our products, and the following:
• risks and uncertainties from the possibility that the closing of the transaction may be delayed or not occur,
• difficulties with the integration process or realization of benefits from the transaction
• our inability to achieve expected cost savings,
• the outcome of litigation described in the footnote to financial statements on Commitments and Contingencies in the most recent
Hexion and Momentive Annual Reports on Form 10-K,
• our failure to comply with financial covenants under our credit facilities or other debt, and
• the other factors described in the Risk Factors sections of the Annual Reports on Form 10-K and in the other Hexion and
Momentive SEC filings.
• Any forward-looking statement made by us in this document speaks only as of the date on which it is made.  Factors or events that could cause our actual results to differ may emerge from time to time.

Creating One of the Largest Specialty Chemical
and Material Companies in the World
1H 2010 Annualized PF Revenue
(1)
: $7.47 bn
1H 2010 Annualized PF Adj. EBITDA
(2)
: $1.24 bn
(1) Reflects 1H’10 revenue of Hexion and Momentive on a pro forma annualized basis.
(2)
This presentation contains non-GAAP financial information. Adjusted EBITDA is a non-GAAP financial measure as defined by SEC rules. Adjusted EBITDA is not intended to represent any measure of earnings or cash flow in accordance with US GAAP and the calculation and use of this measure may differ from other companies.
Adjusted EBITDA should not be used in isolation or as a substitute for measures of performance or liquidity. Adjusted EBITDA should not be considered an alternative to operating income or net income (loss) under US GAAP to evaluate results of operations or as an alternative to cash flows as a measure of liquidity. Pro Forma Adjusted
EBITDA for the combined entities reflects Hexion Specialty Chemical, Inc.'s previously reported Segment EBITDA for the six-month period ended June 30, 2010 and
Momentive Performance Materials Inc.'s previously reported Adjusted EBITDA for the six-month period ended June 27,2010, in each case on a pro forma annualized basis, as well as $100 million in estimated synergies from the transaction and Hexion's $70 million of in-process productivity savings at June 30, 2010. For additional information on Hexion's Segment EBITDA and Momentive's Adjusted EBITDA, including a reconciliation of such previously reported amounts to such company's net income (loss), please see such company's most recent Quarterly Report on Form 10-Q for the period then ended.

Transformational Merger: Building a Global Leader
in Specialty Chemicals & Materials
• Momentive Performance Materials Holdings Inc., the parent company of
Momentive Performance Materials, Inc., and Hexion LLC, the parent company of Hexion Specialty Chemicals, Inc., today jointly announced that their newly formed holding companies plan to merge, creating a new global leader in specialty chemicals and materials
• The Boards of Directors of Momentive Performance Materials Holdings Inc.
and Hexion LLC have unanimously approved the transaction, which is subject to customary conditions
• Anticipated closing on October 1, 2010
• The legal structure will not require a refinancing of either company’s debt
A NEW GLOBAL LEADER IN SPECIALTY CHEMICALS AND MATERIALS

Strategic Rationale for the Combination
• The combination will create one of world’s largest specialty chemical companies:
– 1H’10 annualized pro forma sales of $7.47 billion
– 1H’10 annualized pro forma Adj. EBITDA of $1.24 billion
– More than 10,000 associates
– 117 facilities globally
• Industry leadership positions in more than 80 percent of its portfolio with a range of attractive technologies including: Silicones, Quartz, Specialty Epoxy resins, Specialty Phenolic resins, Acrylic and Versatic™ Acids and Derivatives
• Balanced geographic portfolio with an ability to serve global customers in all major regions of the world
• Accelerates portfolio optimization opportunities
(1)
(1) As of 12/31/09

Strategic Rationale for the Combination
• The newly-formed company will leverage the best demonstrated business processes delivering optimal cost, cash, margin and growth opportunities
• The combination delivers a conservative estimate of $100 million in synergies
– Best-of-sourcing contractual terms
– Regional site rationalization
– Shared services optimization
• The new Momentive provides an opportunity to leverage geographic growth positions across the high growth regions -- Latin America, Asia Pacific,
India and the Middle East
• New Product Development synergy opportunities also exist across a range of technologies in shared end use markets, such as energy, automotive, construction and electronics

7 7
BRIC/ROW
28%
Europe
33%
N. America
41%
PF Geographical Revenue
Hexion & Momentive Will Form a $7.5 billion
Specialty Chemical & Materials Company
PF Revenue by Industry
DIVERSE INDUSTRIES AND GEOGRAPHICAL PRESENCE
SUPPORT GROWTH OBJECTIVES

Global Leadership Positions Across a Broad Range of
Technologies and Industries
THE COMBINED COMPANY WOULD HAVE LEADING MARKET POSITIONS
IN MORE THAN 80% OF ITS REVENUE BASE
Forest Product Resins
Global
Oilfield Proppant Resins
Global
Phenolic Specialty
Resins
Global
Versatic™ Acids &
Derivatives
Global
Specialty Epoxy
Global
Silicones
Global
Quartz
Global
Base Epoxy Resins
Global

Conservative Synergy Targets
• Targeting $100 million in
synergies from the transaction
• Both companies have strong
track records of achieving
planned cost savings
• The Company is expected to
realize $70 million of Hexion’s
in-process productivity actions
• Projected savings to be
allocated between the two
companies
$49
$37
$14
Corporate /
SG&A
Raw Material &
Indirect Procurement
Logistics
Optimization
Targeted Synergies
($ in millions)
(1)
(1) Reflects Hexion in-process productivity actions as of June 30, 2010

MOMENTIVE
performance materials
The science behind the solutions.

Proven Ability to Dramatically Exceed Cost Reduction
Targets
25
56
72
23
37
66
27
32
37
0
20
40
60
80
100
120
140
160
180
200
Original Target Revision #1 Final Achievement
Hexion Formation Synergies
Sourcing
Mfg.
SG&A
Sourcing
Mfg.
SG&A
Sourcing
Mfg.
SG&A
• Prior to current productivity program, Hexion aggressively achieved synergies from the formation of the Company
• Hexion’s recession driven productivity program has added
an incremental $250mm in cost savings
0
20
40
60
80
100
120
140
160
180
200
2007 2008 2009
$75
$125
$175
Momentive Cumulative Annual Savings
$190
$106
$26
($ in millions) ($ in millions)
• Since its separation from General Electric Company,
Momentive  consistently has taken significant actions to
improve the operating leverage of its business
• Structural actions include SG&A and indirect expense
reduction, material productivity and facility rationalizations
(1)
(1) Includes temporary pay and benefit reductions for salaried workforce, which yielded $15 million and $4 million of savings, respectively, in 2009.
84
80
26 26
26
80

MOMENTIVE
performance materials
The science behind the solutions.

Broad Geographic Footprint Provides an
Excellent Platform for Growth
Asia Pacific: 28 Facilities
Americas: 55 Facilities
Europe: 34 Facilities
THE NEW MOMENTIVE WILL SERVE MORE THAN 20,000 CUSTOMERS FROM 117
GLOBAL SITES

MOMENTIVE
performance materials
The science behind the solutions.

P&G
LOWE'S
GOODYEAR
BMW
Weyerhaeuser
The future is growing™
BASF
Schlumberger
SONY
PPG
SAINT-GOBAIN
OWENS CORNING
3M
Unilever
L'ORÉAL
TOSHIBA
DUPONT
valspar
Bayer
THE HOME DEPOT

12 A Diversified Customer Base with Global Leadership Positions SERVING CUSTOMERS THROUGH LEADING TECHNICAL SERVICES, A DIVERSE TECHNOLOGY PORTFOLIO AND A GLOBAL FOOTPRINT

13 Significant Growth Opportunities Exist From Common Industry Segments

Technology
Cross
Fertilization
Global
Expansion
Market
Penetration
Product Portfolio and Global Expansion Plans Provide
a Strong Base for Growth
Waterborne Coatings Resins
– Silane modifiers (Momentive) in
combination with latex and epoxy
coatings (Hexion) for expanded
waterborne and solvent borne portfolio
Building & Construction
– Glazing materials for
glass and walls
(Momentive) and
adhesive mortars for
insulation and exterior
finishing systems
(Hexion)
Electronics
– Momentive and Hexion
participate throughout the
value chain – from wafer
processing through
assembled electronic
components

MOMENTIVE
performance materials
The science behind the solutions.

Building and Construction / Civil Engineering
Epoxy, RDP, wax emulsions
Silanes, Sealants
Electronic Applications
Epoxy, Phenolics
Elastomers
Silanes, Sealants
Silicones, Engineered Materials
Coating Applications
Medium and High Voltage Electrical Applications
Epoxy, Acrylic, Versatics
Silicone Fluids
Phenolic and Epoxy based
Proppants
Oilfield Technologies
Epoxy, Phenolics
Multiple Opportunities for Top line Growth

New Structure Upon Closing
Momentive
Performance
Materials Holdings Inc.
(Delaware)
Momentive
Performance
Materials Inc.
(Delaware)
Various U.S. and
foreign subsidiaries
Various U.S. and
foreign subsidiaries
Hexion LLC
(Delaware)
Momentive
Performance
Materials Holdings LLC
(Delaware)
Summary
• Existing capital structures will remain
separate and in place upon closing
• No financing required for the
transaction
• No breakage costs for either
company
• Upon closing, new structure would
not impact collateral or covenant
compliance requirements for existing
Hexion or Momentive debt
Hexion Specialty
Chemicals, Inc.
(New Jersey)

MOMENTIVE
performance materials
The science behind the solutions.

0
1,000
2,000
3,000
4,000
5,000
2010 2011 2012 2013 2014 2015 2016 2017 2018 2021 2023
Momentive
($ in millions)
Hexion
Maturity Schedule
Combined OpCo Debt Maturities
STABLE, LONG-TERM CAPITAL STRUCTURE
WITH NO MATERIAL NEAR-TERM MATURITIES

Summary: Combination Creates Value for
Both Companies
• Top-line growth: Transaction will provide entry to end markets and geographic regions of the world that neither company could fully access independently
• Expanded Technology
Portfolio:
Unmatched depth and breadth of specialty
products leveraging our proprietary technology base
• Unique Customer Solutions: Further penetration of customer base via cross-selling and new product development opportunities
• Streamlined Operations: Synergy savings will further improve combined company operations and operating leverage
• Best Practices: Combined company will leverage best practices of each company, such as technology/R&D and supply chain expertise
• World-Class Management Team: Combined company leadership will be formed from both companies

Next Steps
• Teams composed of Momentive & Hexion associates are working to finalize plans to optimize operations
• Anticipated closing on October 1, 2010
• Information will be shared as we move through the planning process
A TRANSFORMATIONAL MERGER THAT CREATES A NEW MARKET LEADER
IN SPECIALTY CHEMICALS AND MATERIALS

MOMENTIVE
performance materials

The science behind the solutions.

Creating a Global Leader in Specialty Chemicals and Materials